Abacus FCF Innovation Leaders ETF
Schedule of Investments
April 30, 2025 (Unaudited)

COMMON STOCKS - 99.9%	Shares	Value
Communications - 19.5%
Airbnb, Inc. - Class A (a)	1,086	$132,405
Alphabet, Inc. - Class A	1,047	166,263
DoorDash, Inc. - Class A (a)	708	136,566
Electronic Arts, Inc.	1,141	165,548
GoDaddy, Inc. - Class A (a)	927	174,582
Maplebear, Inc. (a)	2,059	82,133
Match Group, Inc. (b)	2,010	59,617
Roblox Corp. - Class A (a)	1,850	124,042
Spotify Technology SA (a)(b)	269	165,161
VeriSign, Inc. (a)	523	147,549
		1,353,866

Financials - 3.6%
Fair Isaac Corp. (a)	89	177,082
PayPal Holdings, Inc. (a)	1,117	73,543
		250,625

Health Care - 17.8%
AbbVie, Inc.	1,308	255,191
Bristol-Myers Squibb Co.	3,176	159,435
Exelixis, Inc. (a)	2,243	87,814
Gilead Sciences, Inc.	1,776	189,215
Illumina, Inc. (a)	1,270	98,552
Johnson & Johnson	1,406	219,772
Merck & Co., Inc.	1,644	140,069
Neurocrine Biosciences, Inc. (a)	799	86,044
		1,236,092

Technology - 59.0%(c)
Adobe, Inc. (a)	451	169,116
Apple, Inc.	1,503	319,388
Atlassian Corp. - Class A (a)	481	109,817
Autodesk, Inc. (a)	602	165,099
CommVault Systems, Inc. (a)	353	58,997
Crowdstrike Holdings, Inc. - Class A (a)	259	111,077
Datadog, Inc. - Class A (a)	1,028	105,020
Duolingo, Inc. (a)	270	105,160
F5, Inc. (a)	327	86,570
Fortinet, Inc. (a)	912	94,629
HubSpot, Inc. (a)	200	122,300
International Business Machines Corp. (b)	689	166,614
Intuit, Inc.	240	150,593
KLA Corp.	131	92,052
Manhattan Associates, Inc. (a)	490	86,921
Microsoft Corp.	913	360,872
Motorola Solutions, Inc.	379	166,908
NetApp, Inc.	1,314	117,932
Nutanix, Inc. - Class A (a)	1,264	86,837
NVIDIA Corp.	2,900	315,868
Palo Alto Networks, Inc. (a)(b)	772	144,310
Pegasystems, Inc.	692	63,719
PTC, Inc. (a)	492	76,245
Pure Storage, Inc. - Class A (a)(b)	1,794	81,376
QUALCOMM, Inc.	1,061	157,516
ServiceNow, Inc. (a)	164	156,622
Ubiquiti, Inc. (b)	365	119,154
Workday, Inc. - Class A (a)	383	93,835
Zebra Technologies Corp. - Class A - Class A (a)	347	86,861
Zscaler, Inc. (a)	585	132,309
		4,103,717
TOTAL COMMON STOCKS (Cost $6,959,906)		6,944,300

SHORT-TERM INVESTMENTS - 10.1%		Value
Investments Purchased with Proceeds from Securities Lending - 10.1%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.47% (d)	701,430	701,430
TOTAL SHORT-TERM INVESTMENTS (Cost $701,430)		701,430

TOTAL INVESTMENTS - 110.0% (Cost $7,661,336)		7,645,730
Money Market Deposit Account - 0.1% (e)		5,058
Liabilities in Excess of Other Assets - (10.1)%		(699,330)
TOTAL NET ASSETS - 100.0%		$6,951,458
two		–%
Percentages are stated as a percent of net assets.		–%

LLC - Limited Liability Company

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of April 30, 2025. The fair value of these securities was $698,601 which represented 10.0% of net assets.
(c)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(d)	The rate shown represents the 7-day annualized effective yield as of April 30, 2025.
(e)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of April 30, 2025 was 4.20%.

For fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management.  This definition does not apply for all purposes of this report, which may combine classifications for reporting ease.

Summary of Fair Value Disclosure as of April 30, 2025 (Unaudited)

Abacus FCF Innovation Leaders ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of April 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$6,944,300	$–	$–	$6,944,300
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	701,430
Total Investments	$6,944,300	$–	$–	$7,645,730

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $701,430 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.